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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 OWNERTEL, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

       Georgia                                            58-2634747
--------------------------                     ---------------------------------
(State of incorporation or                     (IRS Employer Identification No.)
organization)

                  #176, 2870 Peachtree Road, Atlanta, GA 30305
                  --------------------------------------------
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                           Name of each exchange on which
to be so registered                           each class is to be registered

Not Applicable                                Not Applicable
---------------------                         ---------------------------------


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-66360 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
                         -------------------------------
                                (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the Commission (File No. 333-66360) is incorporated by reference into this registration statement.


ITEM 2.  EXHIBITS

         EXHIBIT NUMBER                          DESCRIPTION OF EXHIBIT
         --------------                          ----------------------
             3.1                          Articles of Incorporation*
             3.2                          By-laws*
             4.1                          Form of Specimen Stock Certificate*

*Incorporated by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       OWNERTEL, INC.



Date:  December 31, 2001               By  /s/ William G. Head, III
                                           -------------------------------
                                           William G. Head, III
                                           President